UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) January 29, 2004

                              GLIMCHER REALTY TRUST
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Maryland                    1-12482              31-1390518
--------------------------------------------------------------------------------
(State or Other Jurisdiction        (Commission           (IRS Employer
     of Incorporation)              File Number)        Identification No.)

    150 E. Gay Street, Columbus, Ohio                         43215
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                    (Zip Code)

        Registrant's telephone number, including area code (614) 621-9000
--------------------------------------------------------------------------------

                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Required FD Disclosure.

      On January 29, 2004, Glimcher Realty Trust (the "Company") issued a press release providing the details of the impact on earnings of its $150 million public offering of 6,000,000 shares of 8.125% Series G Cumulative Redeemable Preferred Shares of Beneficial Interest, announced by the Company on January 23, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

      The press release incorporates certain non-GAAP financial measures. The Company believes that the presentation of such measures provides useful information to investors regarding the Company's results of operations.
Specifically, the Company believes that Funds From Operations ("FFO") is a supplemental measure of the Company's operating performance as it is a recognized metric used extensively by the real estate industry, in particular, Real Estate Investment Trusts. The National Association of Real Estate Investment Trusts ("NAREIT") defines FFO as net income (loss) (computed in accordance with Generally Accepted Accounting Principles ("GAAP")), excluding gains (or losses) from debt restructuring and sales of properties, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures. The Company's FFO may not be directly comparable to similarly titled measures reported by other real estate investment trusts. FFO does not represent cash flow from operating activities in accordance with GAAP and should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company's financial performance or to cash flow from operating activities (determined in accordance with GAAP), as a measure of the Company's liquidity, nor is it indicative of funds available to fund the Company's cash needs, including its ability to make cash distributions.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

      (c)   Exhibits.

            99.1  Press  Release of Glimcher  Realty  Trust,  dated  January 29,
                  2004.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 29, 2004

                                           GLIMCHER REALTY TRUST

                                           By: /s/ Melinda A. Janik
                                               -----------------------------
                                           Name:   Melinda A. Janik
                                           Title:  Senior Vice President and
                                                     Chief Financial Officer


                                       3